EXHIBIT 99.1

Slide 1
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[Exelon logo]

Exelon Corporation
A Measure of Our Strength

J. Barry Mitchell
SVP & Treasurer

Banc One Capital Markets Fixed Income Utilities Conference, Chicago, IL March 26, 2003

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Slide 2
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[Exelon logo]

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Outlook" in Exelon's 2002 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.


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Slide 3
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[Exelon logo]

One Company, One Vision

Exelon strives to build exceptional value - by becoming the best and most consistently profitable electricity and gas company in the United States. To succeed, we must....
-LIVE UP TO OUR COMMITMENTS
-PERFORM AT WORLD-CLASS LEVELS
-INVEST IN OUR CONSOLIDATING INDUSTRY

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Slide 4
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[Exelon logo]

What Is Exelon?

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                                                              U.S. Electric
                                           Exelon               Companies
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Retail Electric Customers               5.1 million                1st
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Nuclear Capacity                        16,000 MWs*                1st
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U.S. Capacity Resources                 43,000 MWs**          Among largest
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Revenues                               $15.0 billion               2nd
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Net Income                              $1.4 billion               1st
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Market Cap (as of 3/6/03)              $16.0 billion               3rd
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*Includes AmerGen investment.
**Includes AmerGen and Sithe investments.

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Slide 5
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[Exelon logo]

Overview of Exelon Corporation

o Integrated business strategy
         o Successfully restructured utilities
         o Substantial low-cost generation fleet
         o Building national presence

o Strong, stable cash flows

o Continued focus on cost reduction

o Critical mass in customers and megawatts

o Commitment to solid investment-grade ratings

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Slide 6
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[Exelon logo]

Three Core Businesses

                               Exelon Corporation
              ________________________|__________________
        |                                                |
Exelon Energy Delivery                            Exelon Ventures
        |                                                |
________________________                     ________________________
 |                     |                     |                       |
PECO Energy          ComEd            Exelon Generation           Exelon
Enterprises                                                      Enterprises

Electric and Gas Distribution             Generation
                                       Power Marketing        (Infrastructure
                                                                 services,
                                                                communications,
                                                            retail energy sales,
                                                               energy services

          Regulated                             Unregulated

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Slide 7
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[Exelon logo]

Solid Financial Profile

Exelon Benefits from a Diversified Cash Stream




                  Exelon Corporation (BBB+/Baa2/BBB+)
         ________________________|________________________
         |                       |                        |
PECO Energy (A/A2/A)       ComEd (A-/A3/A-)    Exelon Generation (A-/Baa1/BBB+)

Historical and prospective commitment to solid credit quality

Note:  PECO Energy and ComEd ratings are for senior secured debt.

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Slide 8
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[Exelon logo]

Earnings per Share

o 2002
         o Guidance = $4.45 - $4.85
         o Actual operating earnings = $4.83

o 2003
         o Guidance = $4.80 - $5.00

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Slide 9
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[Exelon logo]

EED Companies:  ComEd and PECO

oStable, reliable cash flows

oSuccessful utility restructuring

oIncreased cost savings

oFull-requirements contracts

oImproved operating performance

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Slide 10
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[Exelon logo]

Exelon Generation

o Exelon Nuclear, Exelon Power, Exelon Power Team

o World-class  nuclear   operation
         o 92.7% capacity  factor  for  2002
         o Average refueling outage = 22 days

o Low-cost nuclear provider - 2 cents/kWh all-in cost "goal"

o Physical power marketing

o Full-requirements contracts

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Slide 11
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[Exelon logo]

Current Issues

o Ability to absorb increased pension contributions

o ComEd - far-reaching regulatory agreement

o Continued savings - The Exelon Way
         oCash flow emphasis

o Sithe restructuring

o M&A outlook

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Slide 12
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[Exelon logo]

Our Vision = Value Creation

o        Capitalize on strengths
o        Focus on fundamentals and discipline
o        Committed to performance


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Slide 13
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[Exelon logo]

Q & A